UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2004

LEAP WIRELESS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-29752	33-0811062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10307 Pacific Center Court, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 882-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     As previously disclosed, on October 27, 2004, Cricket Communications, Inc. (“Cricket”), a wholly-owned subsidiary of Leap Wireless International, Inc. (“Leap”), entered into an agreement with Manford Leonard, then Vice President and Controller of Leap, pursuant to which Mr. Leonard agreed to continue to serve as Vice President and Controller of Leap and Cricket until the later of November 15, 2004 and the date on which Leap filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the “Third Quarter Form 10-Q”). Leap filed its Third Quarter Form 10-Q on November 22, 2004 and Mr. Leonard’s service as Vice President and Controller of Leap terminated on that date.

     Pending the appointment of a replacement Controller, Ms. Lydia Ronneberg began serving as the Acting Controller of Leap effective November 23, 2004.

     Ms. Ronneberg joined Leap in July 2004 as the Assistant Controller. Prior to joining Leap, Ms. Ronneberg held various accounting and finance positions from 2003 to 2004 at Solectron, Inc., an electronics manufacturing and integrated supply chain services provider, including most recently Controller of the Service Operations division. From 2001 to 2002, she was Director of Finance for Xporta, Inc., a privately held software company. From 1999 to 2001, Ms Ronneberg held various positions at Niku Corporation, an IT management and governance software provider, including Corporate Controller and later World Wide Field Controller. From 1998 to 1999, she held accounting positions at Synopsys, Inc., a company that develops software used for the design of semiconductors and other electronic systems. Her last position at Synopsys was Assistant Corporate Controller. Ms. Ronneberg holds a Bachelor of Science, Business Administration in Accounting from Portland State University.

     In August 2004, Cricket agreed to pay Ms. Ronneberg a retention bonus of $35,000, payable in equal installments during the week of October 4, 2004 and January 17, 2005. Each payment is conditioned upon Ms. Ronneberg’s continued employment by Cricket through the date of the applicable payment. The Company also expects to pay Ms. Ronneberg a bonus in the future based upon her performance in her role as Acting Controller.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.
Date: November 29, 2004	By:	/s./ Robert J. Irving, Jr.
Robert J. Irving, Jr.
Senior Vice President and General Counsel